EXHIBIT 99.1

This Statement on Form 4 is filed jointly by the Reporting Persons listed below. The principal business address of each of these Reporting Persons is 333 South Grand Avenue, 28th Fl., Los Angeles, CA 90071.

Name of Designated Filer: OAKTREE FUND GP I, L.P.

Date of Event Requiring Statement: NOVEMBER 1, 2007

Issuer Name and Ticker or Trading Symbol:   XCO



                        OCM PRINCIPAL OPPORTUNITIES FUND IV DELAWARE, L.P.

                        By: OCM Principal Opportunities Fund IV Delaware GP Inc.
                        Its: General Partner



                        By:  /s/ Todd Molz
                            ------------------------------
                        Name:  Todd Molz
                        Title:  Authorized Signatory


                        By:  /s/ Lisa Arakaki
                            -------------------------------
                        Name:  Lisa Arakaki
                        Title:  Authorized Signatory



                        OCM PRINCIPAL OPPORTUNITIES FUND IV DELAWARE GP INC.



                        By:  /s/ Todd Molz
                            ------------------------------
                        Name:  Todd Molz
                        Title:  Authorized Signatory


                        By:  /s/ Lisa Arakaki
                            -------------------------------
                        Name:  Lisa Arakaki
                        Title:  Authorized Signatory



                        OCM PRINCIPAL OPPORTUNITIES FUND IV, L.P.

                        By: OCM Principal Opportunities Fund IV GP, L.P.,
                        Its: General Partner

                        By: OCM Principal Opportunities Fund IV GP Ltd.,
                        Its: General Partner

                        By: Oaktree Capital Management, L.P.,
                        Its: Director



                        By:  /s/ Todd Molz
                            ------------------------------
                        Name:  Todd Molz
                        Title:  Managing Director and General Counsel


                        By:  /s/ Lisa Arakaki
                            -------------------------------
                        Name:  Lisa Arakaki
                        Title:  Senior Vice President, Legal

                        OCM PRINCIPAL OPPORTUNITIES FUND IV GP, L.P.

                        By: OCM Principal Opportunities Fund IV GP Ltd.,
                        Its: General Partner

                        By: Oaktree Capital Management, L.P.,
                        Its: Director



                        By:  /s/ Todd Molz
                            ------------------------------
                        Name:  Todd Molz
                        Title:  Managing Director and General Counsel


                        By:  /s/ Lisa Arakaki
                            -------------------------------
                        Name:  Lisa Arakaki
                        Title:  Senior Vice President, Legal



                        OCM PRINCIPAL OPPORTUNITIES FUND IV GP LTD.

                        By: Oaktree Capital Management, L.P.,
                        Its: Director



                        By:  /s/ Todd Molz
                            ------------------------------
                        Name:  Todd Molz
                        Title:  Managing Director and General Counsel


                        By:  /s/ Lisa Arakaki
                            -------------------------------
                        Name:  Lisa Arakaki
                        Title:  Senior Vice President, Legal



                        OCM PRINCIPAL OPPORTUNITIES FUND III, L.P.


                        By: OCM Principal Opportunities Fund III GP, LLC,
                        Its: General Partner

                        By: Oaktree Fund GP I, L.P.,
                        Its: Managing Member



                        By:  /s/ Todd Molz
                            ------------------------------
                        Name:  Todd Molz
                        Title:  Authorized Signatory


                        By:  /s/ Lisa Arakaki
                            -------------------------------
                        Name:  Lisa Arakaki
                        Title: Authorized Signatory

                        OCM PRINCIPAL OPPORTUNITIES FUND IIIA, L.P.


                        By: OCM Principal Opportunities Fund III GP, LLC,
                        Its: General Partner

                        By: Oaktree Fund GP I, L.P.,
                        Its: Managing Member



                        By:  /s/ Todd Molz
                            ------------------------------
                        Name:  Todd Molz
                        Title:  Authorized Signatory


                        By:  /s/ Lisa Arakaki
                            -------------------------------
                        Name:  Lisa Arakaki
                        Title: Authorized Signatory



                        OCM PRINCIPAL OPPORTUNITIES FUND III GP, LLC

                        By: Oaktree Fund GP I, L.P.,
                        Its: Managing Member



                        By:  /s/ Todd Molz
                            ------------------------------
                        Name:  Todd Molz
                        Title:  Authorized Signatory


                        By:  /s/ Lisa Arakaki
                            -------------------------------
                        Name:  Lisa Arakaki
                        Title: Authorized Signatory



                        OAKTREE FUND GP I, L.P.



                        By:  /s/ Todd Molz
                            ------------------------------
                        Name:  Todd Molz
                        Title:  Authorized Signatory


                        By:  /s/ Lisa Arakaki
                            -------------------------------
                        Name:  Lisa Arakaki
                        Title: Authorized Signatory